UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Torotel, Inc.
(Name of Registrant as Specified in Its Charter)

_______________________________________________________________
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TOROTEL, INC.
620 N. Lindenwood Drive
Olathe, Kansas 66062

August 6, 2014
Dear Shareholder:
You are cordially invited to attend the annual meeting of the shareholders of Torotel, Inc., a Missouri corporation (“Torotel”), to be held at 9:00 a.m. central time on Monday, September 15, 2014, at the principal executive offices of Torotel, 620 N. Lindenwood Drive, Olathe, Kansas 66062. Information about the annual meeting and the matters to be voted on is given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.
Torotel is pleased to take advantage of Securities and Exchange Commission rules that allow us to furnish proxy materials to shareholders on the Internet. We believe these rules allow us to provide you with the information you need while lowering our costs. We have posted our proxy materials on the Internet at www.edocumentview.com/TTLO. You may view these materials and cast your vote online or by telephone by following the instructions provided on the website. You may also request a paper or email copy of the proxy materials and a proxy card, or download the form of proxy card from the Internet, by which you may vote personally or by mail.
YOUR VOTE IS IMPORTANT. Regardless if you expect to attend the annual meeting, please vote promptly by proxy as soon as possible as instructed in the accompanying proxy. If you decide to attend the annual meeting, you may revoke your proxy and vote your shares in person.
As always, we appreciate your loyalty and support as a shareholder of Torotel.

Sincerely,
Dale H. Sizemore, Jr.
Chairman and Chief Executive Officer

TOROTEL, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held Monday, September 15, 2014

TO THE SHAREHOLDERS OF TOROTEL, INC.:

NOTICE is hereby given that the annual meeting (the "Meeting") of the shareholders of Torotel, Inc., a Missouri corporation (“we,” “us,” “Torotel” or the "Corporation"), will be held at 9:00 a.m. central time on Monday, September 15, 2014, at the principal executive offices of Torotel, 620 N. Lindenwood Drive, Olathe, Kansas 66062, for the following purposes:

1.
To elect one individual to serve on our Board of Directors for a three-year term and until his successor has been duly elected and qualified, unless such individual shall sooner die, resign or be removed;

2.	To ratify the appointment of RubinBrown LLP as the Corporation’s independent accountants for the fiscal year ended April 30, 2015;

3.	To approve an amendment to the Corporation’s Articles of Incorporation to increase the number of authorized shares of common stock, par value $.01 per share, from 6,000,000 to 9,000,000; and;

4.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

Shareholders of record at the close of business on July 22, 2014, will be entitled to receive notice of and to vote at the Meeting. The accompanying proxy is solicited by the Board of Directors. All of the above matters are more fully described in the accompanying proxy statement, into which this Notice is incorporated by reference.
Shareholders are cordially invited to attend the Meeting in person. Whether or not you expect to attend the Meeting, you are urged to vote promptly by proxy as soon as possible over the Internet or by telephone. FOR SPECIFIC VOTING INSTRUCTIONS, PLEASE REFER TO THE INFORMATION PROVIDED IN THE ACCOMPANYING PROXY STATEMENT, THE PROXY CARD OR THE INSTRUCTIONS PROVIDED VIA THE INTERNET. YOU MAY ALSO REQUEST A PAPER OR EMAIL COPY OF THE PROXY STATEMENT AND PROXY CARD, OR DOWNLOAD THE FORM OF PROXY CARD FROM THE INTERNET, FROM WHICH YOU MAY VOTE PERSONALLY OR BY MAIL.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on September 15, 2014. The Corporation's proxy statement and annual report on Form 10-K are available online at www.edocumentview.com/TTLO.

BY ORDER OF THE BOARD OF DIRECTORS

H. James Serrone
Secretary of Torotel, Inc.
August 6, 2014

TOROTEL, INC.
620 N. Lindenwood Drive
Olathe, Kansas 66062

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS

To Be Held Monday, September 15, 2014

INFORMATION CONCERNING SOLICITATION AND VOTING AT THE ANNUAL MEETING
Security Holders Entitled to Vote
Holders of shares of common stock, par value $.01 per share of Torotel, Inc., a Missouri corporation (“we,” “us,” “Torotel” or the "Corporation"), of record at the close of business on July 22, 2014 (the "Record Date"), will be entitled to vote at the annual meeting of shareholders to be held at 9:00 a.m. central time on Monday, September 15, 2014, at the principal executive offices of Torotel, and at any subsequent time which may be necessary by the postponement or adjournment thereof (the "Meeting"). Our principal executive offices are located at 620 N. Lindenwood Drive, Olathe, Kansas 66062, and our telephone number is (913) 747-6111.
This proxy statement, together with the Notice of Annual Meeting of Shareholders, the enclosed proxy card, and the accompanying 2014 Annual Report on Form 10-K, was first made available to shareholders on or about August 6, 2014.
Voting of Proxies
If the enclosed proxy is properly voted or executed and returned prior to voting at the Meeting, the shares represented thereby will be voted in accordance with any specifications made therein. If you do not indicate instructions on your proxy, then your shares will be voted as follows:

•	‘‘FOR’’ the election of the nominee to the Board of Directors (the “Board”) of the Corporation as more fully described in the section herein entitled "Proposal 1,"

•
‘‘FOR’’ the ratification of RubinBrown LLP as the Corporation’s independent accountants for the fiscal year ended April 30, 2015, as more fully described in the section herein entitled "Proposal 2" and

•	“FOR” the amendment to the Corporation’s Articles of Incorporation to increase the number of authorized shares of common stock, as more fully described in the section herein entitled "Proposal 3".

If your shares are held in street name and you do not instruct your broker on how to vote your shares, your brokerage firm will be unable to vote your shares in the election of directors.
Quorum and Vote Required
A majority of the outstanding shares of common stock entitled to be voted as of the close of business on the Record Date, present in person or by proxy, is necessary to constitute a quorum to transact business at the Meeting. With respect to Proposal 1, the nominee receiving the greatest number of affirmative votes duly cast at the Meeting will be elected to the Board, assuming a quorum is represented at the Meeting. If a quorum is present, Proposal 2 will be approved upon the affirmative vote of a majority of the quorum present in person or by proxy. With respect to Proposal 3, the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote thereon is required to approve the proposed amendment to the Corporation’s Articles of Incorporation.
Abstentions and Broker Non-votes
Abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to a particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to the shareholders and have the same legal effect as a vote against a particular proposal. Broker non-votes are not counted for purposes of determining whether a proposal has been approved by the requisite shareholder vote. The shareholders will not have dissenters' rights of appraisal with respect to any of the actions to be taken at the Meeting.
Electronic Availability of Proxy Materials
Under rules adopted by the Securities and Exchange Commission (the “SEC”), Torotel is making this proxy statement, Torotel's Annual Report on Form 10-K for the fiscal year ended April 30, 2014, and the proxy card available on the Internet instead of mailing a printed copy of these materials to each shareholder. Shareholders who received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail will not receive a printed copy of these materials other than as described below. Instead, the Notice contains instructions as to how shareholders may access and review all of the important information contained in the materials on the Internet, including how shareholders may submit proxies over the Internet or by telephone.
If you received the Notice by mail and would prefer to receive a printed copy of Torotel's proxy materials, please follow the instructions for requesting printed copies included in the Notice. Torotel encourages you to take advantage of the availability of the proxy materials on the Internet.
The accompanying proxy is being solicited by the Board of Directors. The entire cost of this solicitation will be paid by us. In addition, we may reimburse brokerage firms and others for their expenses in forwarding solicitation materials regarding the Meeting to beneficial owners. In addition to solicitation by mail, officers and regular employees of the Corporation may solicit proxies from shareholders by telephone, facsimile, electronic mail or personal interview. Such persons will receive no additional compensation for such services.
Methods of Voting
You may vote over the Internet, by telephone, by mail or in person at the Meeting.

Voting over the Internet. You may vote via the Internet. The website address for Internet voting is provided on your Notice and proxy card. You will need the control number appearing on your Notice and proxy card to vote via the Internet. You may use the Internet to transmit your voting instructions up until 1:00 am, central time, on September 15, 2014. Internet voting is available 24 hours a day. If you vote via the Internet you do not need to vote by telephone or return a proxy card.
Voting by Telephone. You may vote by telephone by calling the toll-free telephone number provided on your proxy card. You will need to use the control number appearing on your Notice and proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 1:00 a.m., central time, on September 15, 2014. Telephone voting is available 24 hours a day. If you vote by telephone you do not need to vote over the Internet or return a proxy card.
Voting by Mail. You may request a copy of this proxy statement and proxy card in paper or by email, and vote by marking, dating and signing the proxy card and mailing it to us. You may also download the proxy card off the Internet and mail it to us. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Meeting.
Voting in Person at the Meeting. If you attend the Meeting and plan to vote in person, we will provide you with a ballot at the Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Meeting you will need to bring to the Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.
Revocability of Proxies
You may revoke your proxy at any time before it is voted at the Meeting. To do this, you must:

•	Enter a new vote over the Internet or by telephone, or by signing and returning a replacement proxy card;

•	Provide written notice of revocation to our Corporate Secretary at the address provided in this proxy statement; or

•	Attend the Meeting and vote in person.
If you merely attend the Meeting but do not vote, your previous proxy will not be revoked.

Voting Confidentiality
Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.
Householding of Proxy Materials
In a further effort to reduce printing costs and postage fees, we have adopted a practice approved by the SEC called “householding.” Under this practice, shareholders who have the same address and last name will receive only one paper copy of the Notice, unless one or more of these shareholders notifies us that he or she wishes to continue receiving individual copies. If: (1) you share an address with another shareholder and received only one Notice, and would like to request a separate paper copy of the Notice; or (2) you share an address with another shareholder and together you would in the future like to receive only a single paper copy of the Notice, please notify our Corporate Secretary by mail at 620 N. Lindenwood Drive, Olathe, Kansas 66062 or by telephone at 913-747-6111.
Cumulative Voting
Missouri law generally provides for cumulative voting in our election of directors. In cumulative voting, each share carries as many votes as there are vacancies to be filled and you are permitted to distribute your votes for all of your shares among the nominees in any way you desire. Since only one individual is nominated, cumulative voting will not have any effect on the election of directors proposed at the Meeting. If any nominee should be unable to serve, the proxy will be voted for such person as shall be designated by the Board to replace any such nominee. The Board presently has no knowledge that any nominee will be unable to serve.

DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE

Directors, Executive Officers, and Significant Employees

Biographical summaries concerning the current directors, each director nominee, and the Corporation's executive officers and significant employees are shown below. Dale H. Sizemore, Jr., both a director and an officer, and Richard A. Sizemore, a director, are brothers. Except as set forth below, none of the entities named below is a parent, subsidiary or other affiliate of the Corporation. Each officer is appointed by and serves at the pleasure of the Board subject to the terms of their respective employment agreements with the Corporation, if any.

Name	Age	Position with Torotel
Dale H. Sizemore, Jr.	62	Chairman of the Board, President and Chief Executive Officer
H. James Serrone	59	Vice President of Finance, Secretary, and Chief Financial Officer
Anthony H. Lewis	68	Director
Richard A. Sizemore	54	Director
Stephen K. Swinson	56	Director
Barry B. Hendrix	55	Director
Samuel B. Yun	52	Vice President of Engineering and Operations of Torotel Products
Dale H. Sizemore, Jr. has served as a director since 1984. He has served as Chairman since 1995 and Chief Executive Officer since April 1999 and also served as Chief Executive Officer from 1995 to January 1999. Mr. Sizemore served as President from 1995 to 1996, and has served as President since April 1999. Mr. Sizemore’s term as director is due to expire at the 2015 annual meeting of shareholders. He was involved in private business interests from 1983 to 2001. In January 2002, Mr. Sizemore became an active member of Torotel's management team. Mr. Sizemore has a bachelor's degree in electrical engineering, a master's degree in business administration and a juris doctorate from the University of Kansas. Mr. Sizemore sold his telecommunications company to a public company in 1995 and continued to serve as a vice president of acquisitions until 1998. We believe Mr. Sizemore's role as Chief Executive Officer provides the Board with strategic vision, insight and intimate knowledge of operations.
H. James Serrone joined Torotel in 1979 and was named Vice President of Finance in 1993. Mr. Serrone was named Chief Financial Officer in 1996. Mr. Serrone has served as Vice President of Torotel Products, Inc., our wholly-owned subsidiary (“Torotel Products”), since 1992. Mr. Serrone served as a director from 1999 until 2010. Mr. Serrone has an accounting degree from Missouri Valley College and a master's degree in business administration from Rockhurst University. We believe Mr. Serrone's role as Chief Financial Officer provides the Board with valuable knowledge of company financial matters.
Anthony H. Lewis has served as a director since 2003. Mr. Lewis’ term as director is due to expire at the 2016 annual meeting of shareholders. Mr. Lewis obtained a business degree from Arizona State University. He is president and chairman of The Executive Committee (TEC) and The Lewis Group (TLG), both of which are executive consulting firms providing services focused on strategic planning and thinking, as well as the development of strategic, technical, financial and human capital disciplines. Prior to his affiliation with TEC and TLG, Mr. Lewis served as president at Conagra Foods, Inc., a packaged food company, which provided Mr. Lewis with extensive public company experience. Mr. Lewis also was a president of Farmland Industries, Inc., an agricultural cooperative, and retired from the Air Force Reserve as an officer with 37 years of service, having flown in Vietnam and both Gulf Wars. We believe Mr. Lewis's role in strategic planning and his public company experience provide the Board with a unique point of view regarding strategic planning, vision and corporate governance.
Richard A. Sizemore has served as a director since 1995. Mr. Sizemore’s term as director is due to expire at the 2015 annual meeting of shareholders. He has more than 25 years of experience in computerized automated production and control systems. Mr. Sizemore is the founder and president of Interactive Design, Inc. (“IDI”), which has specialized in production automation services since 1987. IDI customers include the defense industry, plastics industry, consumer products, a large transformer manufacturer and the aviation repair industry. In recent years, IDI's primary business focus has been on designing, engineering and providing automated inspection equipment to the ammunition industry. IDI’s technologies include programmable logic controllers, machine vision, robots and material handling. Mr. Sizemore was awarded a patent in 2005 for the design of an inspection system for ammunition. Mr. Sizemore has an electrical engineering degree and a master's degree in business administration from the University of Kansas. We believe Mr. Sizemore's role as an innovator in the defense industry provides the Board significant insights into industry trends as well as knowledge of manufacturing process improvement trends.

Stephen K. Swinson has served as a director since 2003. Mr. Swinson’s term as director is due to expire at the 2016 annual meeting of shareholders. Mr. Swinson is the president and chief executive officer of Thermal Energy Corp. (“TECO”), an energy company serving the Texas Medical Center (“TMC”) in Houston, Texas. He has served in this capacity since September 2005. TMC is considered the world's largest medical center. It is comprised of 14 hospitals, various professional schools for doctors, dentists and nurses, and research facilities comprising over 25 million square feet. Prior to his affiliation with TECO, Mr. Swinson served as president of Cleveland Brothers Construction Company, LLC, a commercial and residential contractor and developer in the Southeast United States. He also served as the chief financial officer for Cleveland Brothers Inc., the parent company for several businesses that included development, real estate, construction, manufacturing, a golf course and a restaurant. Prior to his affiliation with Cleveland Brothers, Mr. Swinson was a Principal for Index Capital, the investment banking division of Index Powered Financial Services, LLC, specializing in the valuation and negotiation for divestiture or acquisition of small- to mid-cap companies. Mr. Swinson has a mechanical engineering degree and is a registered Professional Engineer. He also has a master's degree in business administration from Northwestern University. We believe Mr. Swinson's previous role as chief financial officer, his past experience in middle market investment banking, and his role as a chief executive officer in the energy industry provide the Board with an important perspective on strategic planning, vision, and financial matters.
Barry B. Hendrix has served as a director since 2011. Mr. Hendrix’s term as director expires at the Meeting. If re-elected at the Meeting, Mr. Hendrix’s term as director would expire at the 2017 annual meeting of shareholders. Mr. Hendrix currently serves as CEO of HBG Consulting, a firm that specializes in strategic business development and lean business process design. Prior to his current position, Mr. Hendrix served as president and CEO of OECO, LLC, a designer and manufacturer of electro-magnetic devices and power conversion products for the aerospace, defense and commercial industries. Mr. Hendrix has a bachelor's degree from Oregon State University and a master's degree in engineering and manufacturing management from Rensselaer Polytechnic Institute. We believe Mr. Hendrix’s experience as an executive officer of a manufacturer serving customers in the aerospace, defense and commercial industries provides the Board with an important perspective on Torotel’s targeted industries, strategic planning, lean manufacturing initiatives as well as mergers and acquisitions.
Samuel B. Yun joined Torotel Products in January 2010 with the primary responsibility for engineering and manufacturing. Prior to joining us, Mr. Yun was self-employed for three years as the owner of Entrée Vous, a meal preparation business located in Leawood, Kansas. Prior to being self-employed, Mr. Yun served as Director of Sales/Marketing for States Industries, a hardwood plywood manufacturer, located in Eugene, Oregon. Prior to his affiliation with States Industries, Mr. Yun served as Director of Engineering for Quantum Corporation, a provider of data storage solutions for computer systems, located in Milpitas, California and Boulder, Colorado. While at Quantum, Mr. Yun gained extensive experience in new product development and volume manufacturing at production facilities in Japan, Singapore and Malaysia. Mr. Yun has a mechanical engineering degree from California Polytechnic State University, San Luis Obispo, and a master's degree in business administration from Northwestern University.

CORPORATE GOVERNANCE

Director Independence
In determining the independence of our directors, the Board has adopted the independence requirements of the Listing Rules of the NASDAQ Stock Market (“NASDAQ”). Based upon these standards, our Board has determined that Messrs. Hendrix, Lewis and Swinson are independent. In addition, our Board has determined that the directors serving on our Audit Committee meet the independence standards in SEC Rule 10A-3. On September 20, 2010, the Board adopted a resolution requiring that the majority of the Board of Directors be comprised of members meeting the independence standards as defined by NASD Rule 5605.

Board Meetings
During the fiscal year ended April 30, 2014, the Board held a total of four meetings. Under the policies of the Board, directors are expected to attend regular Board meetings, Board committee meetings and annual shareholder meetings. All directors attended last year's annual meeting of shareholders, other than Mr. Swinson.

Board Leadership Structure
The Board believes that Dale H. Sizemore's service as both Chairman of the Board and Chief Executive Officer is in the best interest of Torotel and its shareholders. Mr. Sizemore possesses detailed knowledge of the priorities, opportunities and challenges facing Torotel, and is thus best positioned to develop an agenda and strategic vision that ensure that the Board's time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability and enhances Torotel's ability to communicate its message and strategy clearly and consistently to shareholders, employees and customers. For these reasons, Torotel does not have a lead independent director.

Board's Role in Risk Oversight
The Board has an active role, as a whole and also at the committee level, in overseeing management of the Corporation's risks. The Board regularly reviews information concerning our operations, liquidity, competitive position and personnel, as well as the risks associated with each of these. Our Compensation and Nominating Committee is responsible for overseeing the management of our risks relating to our executive and long-term compensation plans and oversees the Corporation's management of its risks pertaining to potential conflicts of interest and independence of Board members. The Audit Committee oversees the Corporation's management of our risks pertaining to internal controls, adherence to generally accepted accounting principles, and financial reporting. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

Compensation and Nominating Committee
The Compensation and Nominating Committee (the "Committee") of the Board was established in December 2004 and is comprised of Torotel's three independent directors, Barry B. Hendrix, Anthony H. Lewis and Stephen K. Swinson. The Committee operates under a written charter, which is posted on our website at www.torotelinc.com.

The purpose of the Committee is to assist the Board by (i) identifying, reviewing and evaluating individuals' qualification to become directors; (ii) setting the compensation of our officers and performing other compensation oversight; (iii) reviewing and recommending the nomination of directors; and (iv) assisting the Board with other related tasks, as assigned from time to time. The Committee may delegate authority to sub-committees as it deems appropriate. The Committee held seven meetings during the last fiscal year, and each member attended the meetings that were held while he was a member of the Committee.

The Committee regularly reviews the needs of the Board and establishes criteria as to particular qualifications in terms of background and experience that could meet such needs. At a minimum, the Committee believes that nominees for director should have either experience in the industry (but not currently employed by a competitor of the Corporation) in which we engage, or professional, business or academic qualifications that differ from existing members of the Board and could augment the aggregate expertise possessed by Board members. The Committee further believes that all nominees should be able to make a contribution to the Board that will enhance the development and growth of our business and shareholder value, devote adequate time to service as a director and work well with other Board members in a collegial manner. In addition, the Committee considers diversity in its evaluation of candidates for Board membership. The Board believes that diversity with respect to factors such as background, experience, skills and national origin is an important consideration in Board composition.

The Committee evaluates prospective director nominees identified on its own initiative or referred to it by other Board members, management, shareholders or external sources and all self-nominated candidates. The Committee uses the same criteria for evaluating candidates nominated by shareholders and self-nominated candidates as it does for those proposed by other Board members, management and external sources, as follows:

•
Leadership Experience:    Directors should possess significant leadership experience, such as experience in business, finance/accounting, law, education or government, and shall possess qualities reflecting a proven record of accomplishment and ability to work with others.

•
Commitment to the Corporation's Values:    Directors shall be committed to promoting our financial success and preserving and enhancing our reputation as a leader in our industry and in agreement with our values as embodied in our Codes of Conduct.

•
Reputation and Integrity:    Directors shall be of high repute and recognized integrity and not have been convicted in a criminal proceeding or be named a subject of a pending criminal proceeding (excluding traffic violations and other minor offenses). Such person shall not have been found in a civil proceeding to have violated any federal or state securities or commodities law, and shall not be subject to any court or regulatory order or decree limiting his or her business activity, including in connection with the purchase or sale of any security or commodity.

•
Absence of Conflicts of Interest:    Directors shall be free of conflicts of interest and potential conflicts of interest. Directors should not have any interests that would materially impair their ability to exercise independent judgment or otherwise discharge the fiduciary duties owed by a director to the Corporation and its shareholders.

•
Business Understanding:    Directors should have a general appreciation regarding major issues facing public companies of size and operational scope similar to ours, including business strategy, business environment, corporate finance, corporate governance and board operations.

•
Available Time:    Directors should have sufficient time to effectively carry out their duties, including preparing for and attending Board meetings, meetings of the Board committees on which they serve and the annual meeting of shareholders, after taking into consideration their other business and professional commitments.

•
Independence:    Directors should be independent in their thought and judgment and be committed to enhancing long-term value for all shareholders. Non-management directors must meet the independence requirements of NASDAQ and all applicable laws and regulations.

•	Non-Compete/Non-Disclosure: All non-management directors shall execute a Non-Compete/Non-Disclosure Agreement. Management directors' restrictions are contained in their employment agreements.

In accordance with Article II, Section 13 of our Amended and Restated By-Laws, the Committee will consider bona fide recommendations by shareholders as to potential director nominees who meet the above standards. Shareholders may submit the names of proposed nominees for election to the Board by delivering the name of the candidate to the principal executive offices of the Corporation not less than 50 nor more than 75 days before the annual meeting of shareholders, as described in more detail in Article II, Section 13 of the By-Laws. The notice must identify its writer as a shareholder of the Corporation, identify the class and number of shares beneficially held by the writer and provide:

•	The name, age, business address and residence address of the person;

•	The principal occupation or employment of the person;

•
The class and number of shares of capital stock of the Corporation which are beneficially owned by the person; and  Any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act..

All candidates recommended to the Committee must meet the NASDAQ independence standards for directors. The Committee will then consider whether such proposed nominees meet the criteria described above for director candidates.

The Committee has exclusive authority to set compensation for our directors and executive officers. The Committee has not delegated any of its authority to set or oversee compensation. The Committee considers recommendations of the Chief Executive Officer with respect to officers' compensation (other than his own). The Committee from time to time engages third-party compensation consultants to advise it on trends in and current levels of executive compensation.

Audit Committee
The Audit Committee of the Board of Directors was established in December 2004 and is comprised of two independent directors, Anthony H. Lewis and Stephen K. Swinson. The Board of Directors has determined that Stephen K. Swinson is an audit committee financial expert, as defined in SEC rules, based on his experience as a chief financial officer. The Audit Committee operates under a written charter, which is posted on our website at www.torotelinc.com

The purpose of the Audit Committee is to assist the Board in overseeing: (i) the integrity of the accounting and financial reporting processes and systems of internal accounting and financial controls of the Corporation; (ii) the performance of the internal audits and integrity of the financial statements of the Corporation; (iii) the annual independent audit of the Corporation's financial statements, the engagement of the independent auditor and the annual evaluation of the independent auditor's function, qualifications, services, performance and independence; (iv) the performance of the Corporation's internal and independent audit functions; (v) the compliance by the Corporation with legal and regulatory requirements related to the Audit Committee Charter, including the Corporation's disclosure controls and procedures; and (vi) the evaluation of the Corporation's financial risk issues. The Audit Committee held four meetings during the last fiscal year and each member attended the meetings that were held while he was a member of the Committee.

Shareholder Communications with the Board
Mail can be addressed to directors in care of the Office of the Secretary, Torotel, Inc., 620 N. Lindenwood Drive, Olathe, Kansas 66062. At the direction of the Board, all mail received will be opened and screened for security purposes. The mail will then be logged in. All mail, other than trivial or obscene items, as decided by the Secretary, will be forwarded to appropriate management personnel. Trivial items will be delivered to the directors at the next scheduled Board meeting. Mail addressed to a particular director will be forwarded or delivered to that director. Mail addressed to "Outside Directors" or "Non-Management Directors" will be forwarded or delivered to the Chairman of the Audit Committee. Mail addressed to the "Board of Directors" will be forwarded or delivered to the Chairman of the Board.

PROPOSALS REQUIRING YOUR VOTE

PROPOSAL 1

ELECTION TO THE BOARD OF THE DIRECTORS
Election of Directors
The Board currently consists of five individuals. The By-Laws of the Corporation, as amended, provide that the Board of Directors shall consist of Director Positions 1 through 7 with overlapping three-year terms. Director Positions 1 and 7 are presently vacant. The Committee wants to avoid the additional costs of a sixth and seventh director until such time as the Corporation's business plans for future years are further developed. A class of directors is to be elected each year for a term extending to the third succeeding annual meeting of shareholders after such election or until their respective successors are duly elected and qualified. The term of Director Position 2 expires at the current Meeting. The Board has nominated Mr. Barry B. Hendrix to stand for election for Director Position 2.
Votes will be cast pursuant to the enclosed proxy for the election of the nominee named therein unless specification is made withholding such authority. The nominee is presently a director of the Corporation. Should the nominee for Director Position 2 become unavailable, which is not anticipated, the proxies named in the enclosed proxy will vote for the election of such other person as the Board may recommend. Proxies may not be voted for a greater number of persons than the nominees named.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF BARRY B. HENDRIX AS A DIRECTOR.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
The Audit Committee of the Board has appointed RubinBrown LLP (“RubinBrown”) as the Corporation’s independent accountants to audit the Corporation’s financial statements for the fiscal year ending April 30, 2015 and recommends that shareholders vote for ratification of such appointment. Although the Board is not required to seek shareholder approval of this appointment, the Board believes it to be sound corporate governance to do so. Notwithstanding the appointment by the Audit Committee of RubinBrown and ratification of that appointment by the shareholders of the Corporation, the Audit Committee may direct the appointment of a new independent accountant at any time during the year if the Board determines that such a change would be in the Corporation’s best interest and in the best interests of the shareholders. If the appointment is not ratified, the Audit Committee will investigate the reasons for shareholder rejection and may reconsider the appointment.

RubinBrown has served as the Corporation’s independent accountants since September 2011. It is anticipated that a representative from RubinBrown will be present at the Meeting. If a representative from RubinBrown is in attendance at the Meeting, it is anticipated that such representative will be available to respond to appropriate questions and to make a statement, if so desired.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF RUBINBROWN LLP AS THE CORPORATION’S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING APRIL 30, 2015.

PROPOSAL 3

APPROVAL OF AMENDMENT OF THE ARTICLES OF INCORPORATION
On June 16, 2014, the Board adopted a resolution to adopt an amendment to the Corporation’s Articles of Incorporation to increase the number of authorized shares of common stock, par value $.01 per share, from 6,000,000 to 9,000,000 shares.
Of the 6,000,000 shares currently authorized, as of the Record Date, the Corporation had 5,615,750 shares issued and outstanding and has reserved a total of 348,250 shares of common stock for issuance pursuant to the Corporation’s Stock Award Plan.
Reasons for and Effect of Amendment
The Board believes it is in the Corporation’s best interests to increase the number of authorized shares of common stock for several reasons. The Board believes the availability of such additional shares will provide the Corporation with the flexibility to issue common stock for a variety of business purposes that may arise, such as the issuance of stock in acquisitions or in connection with strategic transactions, the sale of stock to obtain additional capital, the issuance of stock for employee benefit plans and/or shareholder rights plans, the declaration of stock dividends and distributions, and such other corporate purposes that may be identified in the future by the Board.
The issuance of additional shares of common stock, other than through a stock split in the form of a stock dividend, may have a dilutive effect on earnings per share and, for persons that do not purchase additional shares to maintain their pro rata interest in the Corporation, on such shareholder’s percentage of voting power. Holders of existing common stock have no preemptive right to subscribe for the purchase of any shares of common stock, which means that a shareholder does not have a prior right to buy any new issue of common stock in order to maintain his or her proportionate ownership interest. The authorized shares of common stock in excess of those issued will be available for issuance at such times and for such purposes as the Board may deem advisable, without further action by the Corporation’s shareholders, except as may be required by applicable law or applicable exchange listing standards.
The Corporation has no arrangements, agreements, understandings or plans at the present time for the issuance or use of the additional shares of common stock proposed to be authorized. The Board does not intend to issue any shares of common stock except on terms that the Board deems to be in the best interests of the Corporation and its then-existing shareholders.
If the proposal to amend the Corporation’s Articles of Incorporation is delayed or is not approved by the Corporation’s shareholders, the Corporation may find it necessary to convene a special meeting of shareholders in the event the Board wishes to consummate a transaction or take other actions which require a number of shares of common stock in excess of the currently authorized 6,000,000 shares. Such a special meeting could lead to increased costs and would require additional time to prepare for and hold the special meeting.
No rights of appraisal or similar rights exist with respect to this matter.
Although the Board has no present intention to issue shares of common stock in the future in order to make acquisition of control of the Corporation more difficult, future issuances of common stock, with the exception of stock splits effected as dividends, or preferred stock could have that effect. For example, the acquisition of shares of the Corporation’s common stock by an entity in order to acquire control of the Corporation might be discouraged through the public or private issuance of additional shares of common stock, since such issuance could dilute the stock ownership of the acquiring entity. Common stock could also be issued to existing shareholders as a dividend or privately placed with purchasers that might side with the Board in opposing a takeover bid, thus discouraging such a bid. Certain provisions of Missouri law relating to business combinations with interested shareholders also may create a potential restraint on takeovers or other changes in control of the Corporation.
The Board is not proposing the amendment to our Articles of Incorporation for the purpose of discouraging mergers, tender offers, proxy contests or other changes in control of the Corporation, and is not aware of any specific effort to accumulate the Corporation’s common stock or to obtain control of the Corporation by means of a merger, tender offer, solicitation or otherwise.

The affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon is required to approve the proposed amendment to the Articles. Upon approval by the Corporation’s shareholders, the proposed amendment will become effective upon the filing of a certificate of amendment with the Secretary of State of Missouri, which will occur as soon as reasonably practicable following approval by the Corporation’s shareholders. If the proposal is not approved by the Corporation’s shareholders at the Meeting, the current Articles will remain in effect.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE CORPORATION’S SHARES OF AUTHORIZED COMMON STOCK FROM 6,000,000 TO 9,000,000.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee of the Board, with respect to the Corporation's audited financial statements for the fiscal year ended April 30, 2014. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate it by reference in such filing.

Anthony H. Lewis and Stephen K. Swinson, as members of the Audit Committee, have reviewed the audited financial statements for the fiscal year ended April 30, 2014, and discussed the same with the Corporation's management and RubinBrown, the Corporation's independent accountants. The Audit Committee has received the written disclosures and the letter from RubinBrown required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with RubinBrown, the independent accountants’ independence and the matters required to be discussed by the Statement of Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

Based on the reviews and discussions referred to above, the Audit Committee recommended that the audited financial statements referred to above be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended April 30, 2014 for filing with the SEC. The Audit Committee considered and concluded that the provision of non-audit services by the independent auditors was compatible with maintaining their independence.

Audit Committee:
Stephen K. Swinson, Chairman
Anthony H. Lewis

FEES PAID TO THE INDEPENDENT ACCOUNTANTS

Audit Fees
RubinBrown billed us aggregate fees of $97,000 and $103,800 for professional services rendered for the audit of our annual consolidated financial statements for the fiscal years ended April 30, 2014 and 2013, respectively and for the review of the consolidated financial statements included in our quarterly reports on Form 10-Q for the first three quarters of fiscal years 2014 and 2013, respectively.

Tax Fees
Grant Thornton LLP (“Grant Thornton”) billed us aggregate fees of $60,000 for professional services rendered for the tax preparation, tax consultation and statutory filings during fiscal year 2014, including the review of the income tax accruals and disclosures in our quarterly reports on Form 10-Q during fiscal year 2014.

BKD, LLP (“BKD”) billed us aggregate fees of $23,000 for professional services rendered for tax preparation, tax consultation and statutory filings during fiscal year 2013, including the review of the income tax accruals and disclosures in our quarterly reports on Form 10-Q during fiscal year 2013.

All Other Fees
RubinBrown billed us aggregate fees of $10,150 and $9,800 for professional services rendered for the audit of our 401(k) plan during the fiscal years ended April 30, 2014 and 2013, respectively. There were no additional fees billed in each of the last two fiscal years for products or services provided by RubinBrown, Grant Thornton or BKD.

As required by its charter, the Audit Committee pre-approves all audit and non-audit work to be performed by our independent accountants. The Audit Committee's approval is documented in the form of an engagement letter signed by the independent accountants and the Chairman of the Audit Committee. Accordingly, the Audit Committee approved 100% of the services set forth above.

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS AND DIRECTORS
The following table shows information regarding the beneficial ownership of our common stock by each named executive officer, director and director nominee, and by the executive officers and directors as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Shares of common stock that were subject to options that are currently exercisable or exercisable within 60 days of August 1, 2014, are considered outstanding and beneficially owned by the person holding the option for the purpose of computing percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
This table assumes 5,615,750 shares of common stock were outstanding as of August 1, 2014.

Name of Beneficial Owner(1)	No of Shares Beneficially Owned	Percentage
Dale H. Sizemore	361,091(2)	6.4%
H. James Serrone	196,916(3)	3.5%
Barry B. Hendrix	—	*
Anthony H. Lewis	—	*
Richard A. Sizemore	264,944(4)	4.7%
Stephen K. Swinson	—	*
All directors and executive officers as a group (6 persons)	822,951	14.7%

* Less than 1%

(1)	The address of all persons named in this table is c/o Torotel, Inc., 620 N. Lindenwood Drive, Olathe, KS 66062.

(2)
Mr. Sizemore's beneficial ownership includes 200,000 shares issued pursuant to a Restricted Stock Agreement dated June 17, 2013. These shares are restricted and may not be sold, assigned, pledged or otherwise disposed of until the restrictions lapse. The restrictions will lapse on the fifth anniversary of the date of grant if during the five (5) year restriction period, (1) the Corporation’s cumulative annual growth in earnings before interest and taxes (“EBIT”) is at least 10% and (2) the Corporation’s average return on capital employed (“ROCE”) is at least 25%. The restrictions will also lapse, if prior to the fifth anniversary of the date of grant, (1) Mr. Sizemore’s employment with the Corporation is terminated by reason of disability, (2) upon Mr. Sizemore’s death, or (3) the Committee, in its sole discretion, terminates the restrictions. If the restrictions on the shares have not lapsed by the fifth anniversary of the date of grant, the shares will be forfeited to the Corporation. The Restricted Stock Agreement provides Mr. Sizemore with all voting rights with respect to the restricted shares.

(3)
Mr. Serrone's beneficial ownership includes 150,000 shares issued pursuant to a Restricted Stock Agreement dated June 17, 2013. These shares are restricted and may not be sold, assigned, pledged or otherwise disposed of until the restrictions lapse. The restrictions will lapse on the fifth anniversary of the date of grant if during the five (5) year restriction period, (1) the Corporation’s cumulative annual growth in EBIT is at least 10% and (2) the Corporation’s average ROCE is at least 25%. The restrictions will also lapse, if prior to the fifth anniversary of the date of grant, (1) Mr. Serrone’s employment with the Corporation is terminated by reason of disability, (2) upon Mr. Serrone’s death, or (3) the Committee, in its sole discretion, terminates the restrictions. If the restrictions on the shares have not lapsed by the fifth anniversary of the date of grant, the shares will be forfeited to the Corporation. The Restricted Stock Agreement provides Mr. Serrone with all voting rights with respect to the restricted shares.

(4)	Richard A. Sizemore's beneficial ownership includes 15,666 shares owned by his wife, and 58,976 shares which are owned by Mr. Sizemore and his wife as trustees for their children.

VOTING SECURITIES HELD BY CERTAIN BENEFICIAL OWNERS
The securities entitled to be voted at the Meeting consist of shares of common stock of the Corporation. Each shareholder is entitled to one vote per each share of common stock owned, except in the election of directors where shareholders have cumulative voting rights as described above under "Cumulative Voting." There were 5,615,750 shares of common stock issued and outstanding (exclusive of treasury shares) at the close of business on August 1, 2014.
The following persons beneficially own more than 5% of our outstanding common stock as of August 1, 2014:

Name and Address of Beneficial Owner	Amount Beneficially Owned		Percent of Class
Alexandra Z. Caloyeras	849,502	(1)	15.1%
233 West 83rd Street
Apt 2D
New York, NY 10024

Aliki S. Caloyeras	849,502	(2)	15.1%
7 West 96th Street
Apt 9D
New York, NY 10025

Basil P. Caloyeras	849,501	(3)	15.1%
2041 West 139th Street
Gardena, CA 90249

(1)
Alexandra Z. Caloyeras' sole voting and investment ownership is 769,667 shares. Ms. Caloyeras' shared voting and investment ownership includes 79,835 shares which is equivalent to one-third of the 239,505 shares owned by the Caloyeras Family Partnership L.P., a limited partnership in which Ms. Caloyeras is a limited partner. Alexandra Z. Caloyeras is the sister of Aliki S. Caloyeras and Basil P. Caloyeras.

(2)
Aliki S. Caloyeras' sole voting and investment ownership is 769,667 shares. Ms. Caloyeras' shared voting and investment ownership includes 79,835 shares which is equivalent to one-third of the 239,505 shares owned by the Caloyeras Family Partnership L.P., a limited partnership in which Ms. Caloyeras is a limited partner. Aliki S. Caloyeras is the sister of Alexandra Z. Caloyeras and Basil P. Caloyeras.

(3)
Basil P. Caloyeras' sole voting and investment ownership is 769,666 shares. Mr. Caloyeras' shared voting and investment ownership includes 79,835 shares which is equivalent to one-third of the 239,505 shares owned by the Caloyeras Family Partnership L.P., a limited partnership in which Mr. Caloyeras is a limited partner. Basil P. Caloyeras is the brother of Alexandra Z. Caloyeras and Aliki S. Caloyeras.

DIRECTOR COMPENSATION

Non-employee directors are compensated at the rate of $6,000 per fiscal year for their service as director. They also receive $600 for each Board meeting attended in person, $300 for each Board meeting attended by telephone, $400 for each Board committee meeting attended in person and $200 for each Board committee meeting attended by telephone. Dale H. Sizemore, Jr., an employee of the Corporation, is compensated at the rate of $100 per Board meeting attended, exclusive of telephone meetings. The compensation paid to Dale H. Sizemore, Jr. for his service as a director is contained in the Summary Compensation Table under Executive Officer Compensation.

The following table sets forth the compensation of the non-employee directors for the fiscal year ended April 30, 2014.

Name	Fees Earned or Paid in Cash	Non-Equity Incentive Compensation (1)	Total
Barry B. Hendrix	$8,300	$15,108	$23,408
Anthony H. Lewis	$11,600	$78,204	$89,804
Richard A. Sizemore	$7,500	$78,204	$85,704
Stephen K. Swinson	$10,300	$78,204	$88,504

(1)
The Directors Stock Appreciation Rights Plan for non-employee directors was amended (the “Amended Plan”) effective December 6, 2013, to permit directors to exercise fully vested stock appreciation rights ("SARS") after five years from the grant date. On January 24, 2014, the Board terminated the Amended Plan by unanimous written consent of the members of the Board. The Amended Plan was terminated as part of Torotel’s plans to move toward different long-term performance-based awards, which are still under consideration. The Board consent authorizing the termination provided for vested SARS to be exercised within 75 days following the effective date of the termination as well as a one-time cash award equal to the cumulative and aggregate fair market value on the date of grant of any and all unvested SARS held by a grantee under the Plan. The amounts listed under Non-Equity Incentive Compensation represent the compensation earned by each individual upon the exercise of their SARs and the one-time cash award granted as a result of the termination of the Amended Plan.

EXECUTIVE COMPENSATION

Compensation Philosophy

The Committee is responsible for setting and overseeing the compensation of our executive officers and directors. The primary objectives of our compensation program are to:

•	Provide fair, competitive compensation to our executive officers;

•	Attract the talent necessary to achieve our business objectives;

•	Retain our executive officers by instilling a long-term commitment to the Corporation and its shareholders; and

•	Develop a sense of Corporation ownership and align the interests of our executive officers with the shareholders.

The Committee has established criteria for an annual reward program for the Chief Executive Officer. The program is based on a CEO performance scorecard that is used to annually evaluate the CEO's performance. The scorecard has six specific areas for evaluation. These criteria are used to establish a baseline performance reward potential of 25% of the CEO's annual base compensation. The criteria breakdown is as follows:

•	Leadership 5%

•	Management 3%

•	Financial 5%

•	Marketing 5%

•	Operational 5%

•	Innovation 2%

At the end of each fiscal year, the Committee will review the CEO's performance and use these metrics to establish the value of any annual reward compensation.

Summary Compensation Table for Fiscal Years 2014 and 2013

The following table sets forth the compensation of the named executive officers for each of our last two completed fiscal years.

Name and Principal Position	Year	Salary	Non-Equity Incentive Plan Compensation		Equity Compensation		All Other Compensation		Total
Dale H. Sizemore, Jr. President and Chief Executive Officer	2014	$165,000	$20,100	(1)	$100,000	(2)	$13,700	(3)	$298,800
	2013	$165,000	$36,300		$—		$17,900		$219,200
H. James Serrone Vice President of Finance and Chief Financial Officer (7)	2014	$138,700	$17,100	(4)	$75,000	(5)	$14,900	(6)	$245,700
	2013	$102,000	$22,500		$—		$17,700		$142,200

(1)	Includes $20,100 earned pursuant to the Short-term Incentive Plan based on the Corporation’s ROCE for fiscal year 2014.

(2)	Includes $100,000 for the grant date fair value of 200,000 shares of the Corporation’s common stock issued pursuant to a Restricted Stock Agreement dated June 17, 2013.

(3)	Includes automobile expenses consisting of lease payments, maintenance, insurance and fuel of $10,100, group insurance benefits of $3,200 and director fees of $400.

(4)	Includes $17,100 earned pursuant to the Short-term Incentive Plan based on the Corporation’s ROCE for fiscal year 2014.

(5)	Includes $75,000 for the grant date fair value of 150,000 shares of the Corporation’s common stock issued pursuant to a Restricted Stock Agreement dated June 17, 2013.

(6)	Includes automobile expenses consisting of lease payments, maintenance, insurance and fuel of $11,700 and group insurance benefits of $3,200.

(7)	Based on Mr. Serrone’s performance and available market data, the Committee increased the annual base compensation of the Chief Financial Officer to $140,000 effective June 2013.

Incentives, Award Plans and Other Agreements

Short-term Cash Incentive Plan
The purpose of the Short-term Cash Incentive Plan ("STIP") is to promote the long-term financial performance of Torotel by providing all key employees with the opportunity to earn cash awards for accomplishing annual goals for ROCE as defined in the Plan. For the year ended April 30, 2014, there was $66,000 earned pursuant to the STIP based on the Corporation’s ROCE for fiscal year 2014.

Long-term Incentive Plans
The purpose of the Long-term Incentive Plans, which consist of a Stock Award Plan and a Long-term Cash Incentive Plan, is to provide incentives that will attract and retain highly competent persons as key employees to promote the long-term financial performance of Torotel by providing key employees an opportunity to earn stock and cash awards for accomplishing long-range goals for sales growth, EBIT growth, ROCE and debt to equity, as defined and measured in the Stock Award Plan and the Long-term Cash Incentive Plan.

Stock Award Plan
The Stock Award Plan ("SAP") provides key employees the opportunity to acquire common stock of Torotel pursuant to awards earned for accomplishing goals that promote the long-term financial performance of Torotel. Under the terms of the SAP, stock awards are in the form of restricted stock having a five year restriction period, which shall lapse, based on certain conditions as outlined in the SAP. All stock awards are represented by a Restricted Stock Agreement, which afford the grantees all of the rights of a shareholder with respect to the award shares, including the right to vote such shares and to receive dividends and other distributions payable with respect to such shares since the date of award. During the year ended April 30, 2014, there were restricted stock awards of 200,000 shares to Dale H. Sizemore, Jr., Chief Executive Officer, and 150,000 shares to H. James Serrone, Chief Financial Officer.

The restrictions on each of the restricted stock awards to Messrs. Sizemore and Serrone lapse on the fifth anniversary of the date of grant if during the five (5) year restriction period, (1) the Corporation’s cumulative annual growth in EBIT is at least 10% and (2) the Corporation’s average ROCE is at least 25%.

Long-term Cash Incentive Plan
The Long-term Cash Incentive Plan ("LTCIP") provides key employees with the opportunity to earn cash awards for accomplishing annual goals based on predetermined targets for cumulative annual sales and EBIT growth, ROCE and debt to equity ratios. Under the terms of the LTCIP, awards will not be paid if Torotel's performance on any LTCIP metric is less than the threshold level of performance defined for that LTCIP metric; however, the Committee has the option to grant cash awards on any LTCIP metric that exceeds the optimum target. There were no awards for the five-year period ended April 30, 2014.

Employment Agreements
We have employment agreements with Dale H. Sizemore, Jr. in connection with his duties as Chairman and Chief Executive Officer, and H. James Serrone in connection with his duties as Chief Financial Officer of Torotel. Both agreements became effective June 30, 2006, and expired on June 30, 2010; provided, however, that on June 30 of each year thereafter, the term shall be automatically extended for one additional year and shall continue in this manner until the agreement is terminated. The employment agreements remain in effect under the automatic termination provision.

The agreements currently provide for minimum base monthly salaries of $13,750 and $11,667 for Messrs. Sizemore and Serrone, respectively, plus other benefits and incentive awards as determined by the Board. The employment agreements further provide that if a party's employment is terminated by Torotel without cause, that party will receive a lump-sum severance payment equal to one year of salary, bonus and benefits. In the event of a change of control, if the employee is terminated other than for cause or if the employee terminates for good reason, the employee shall be entitled to receive the greater of (i) one year of salary, bonus and benefits or (ii) the total salary, bonus and benefits for the remaining then-existing term of the employment agreement. The employment agreements also provide for a restrictive covenant of non-competition for a period of two years following termination of employment.

Outstanding Equity Awards

Option Grants
There were no grants of stock options made to the named executive officers during our last completed fiscal year.

Aggregate Option Exercises and Fiscal Year-End Option Value
There were no options outstanding as of April 30, 2014.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth the unvested stock awards held by the named executive officers as of April 30, 2014.

FISCAL YEAR 2014 EQUITY COMPENSATION

Name and Principal Position	Number of Shares of Stock that have not Vested	Market Value of Shares of Stock that have not Vested	Equity Incentive Plan Awards: Number of Unearned Shares that have not Vested	Equity Incentive Plan Awards: Market Value of Unearned Shares that have not Vested
Dale H. Sizemore, Jr. Chief Executive Officer (1)	—	$—	200,000	$174,000
H. James Serrone Chief Financial Officer (2)	—	$—	150,000	$130,500

(1)
200,000 of Mr. Sizemore's unvested equity incentive plan award shares will vest on June 17, 2018, if the during the five (5) year restriction period, (1) the Corporation’s cumulative annual growth in EBIT is at least 10% and (2) the Corporation’s average ROCE is at least 25%.

(2)
150,000 of Mr. Serrone's unvested equity incentive plan award shares will vest on June 17, 2018, if during the five (5) year restriction period, (1) the Corporation’s cumulative annual growth in EBIT is at least 10% and (2) the Corporation’s average ROCE is at least 25%.

Equity Compensation Plan Information
The following table sets forth the shares of common stock of Torotel eligible to be issued as of April 30, 2014, pursuant to the SAP upon the grant of restricted stock by the Committee.

	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in Column A)
Plan Category	A	B	C
Equity compensation plans approved by shareholders	—	—	—
Equity compensation plans not approved by shareholders	—	—	384,250
Total	—	—	384,250

OTHER INFORMATION

INFORMATION REGARDING THE CORPORATION
Annual Report
This proxy statement is accompanied by our Annual Report on Form 10-K for the fiscal year ended April 30, 2014 (the "Annual Report"). Torotel will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of the Annual Report, as filed with the SEC, including the financial statements and a list of exhibits to the Annual Report. We will furnish to any such person any exhibit described in the list of exhibits in the Annual Report upon the advance payment of a reasonable fee. Requests for a copy of the Annual Report and/or any exhibit should be directed to the Chief Financial Officer, c/o Torotel, Inc., 620 N. Lindenwood Drive, Olathe, Kansas, 66062 or by telephone at (913)747-6111.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of our common stock (collectively referred to herein as "Reporting Persons"), to file initial reports of ownership and reports of changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of copies of Forms 3, 4 and 5 and amendments thereto furnished to us during our most recent fiscal year, we believe that all directors, officers and persons who beneficially own more than 10% of our common stock are in compliance with the reporting requirements of Section 16(a) of the Exchange Act.

CERTAIN RELATIONSHIPS

Employment Agreements
We have employment agreements with Dale H. Sizemore, Jr., and H. James Serrone, as described above under "Executive Compensation".

OTHER MATTERS

Availability of Accountants
Representatives of RubinBrown are expected to be present at the Meeting. An opportunity will be provided for the representatives to make a statement, if they desire to do so, and to respond to appropriate shareholder questions.

Deadline for Receipt of Shareholders' Proposals
Proposals of shareholders which are intended to be presented by the Corporation at our 2015 annual meeting of shareholders must be received by us no later than April 8, 2015, so that they may be included in the proxy statement relating to that meeting.

Notice of shareholder proposals and nominations for director to be acted on at our 2015 annual meeting of shareholders that the shareholder does not seek to include in our proxy statement pursuant to Rule 14a-8 of Regulation 14A of the Exchange Act that are received by us before July 8, 2015 or after August 2, 2015, will be considered untimely; provided, however, that in the event less than 65 days’ notice or prior public disclosure of the date of the 2015 annual meeting of shareholders is given or made to shareholders, notice of such shareholder proposals to be timely must be received by us no later than the fifteenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs.

BY ORDER OF THE BOARD OF DIRECTORS

H. James Serrone
Secretary of the Corporation

TOROTEL

IMPORTANT ANNUAL MEETING INFORMATION

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TOROTEL

Proxy — TOROTEL, INC.

620 N. Lindenwood Drive
Olathe, KS 66062

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints H. James Serrone, as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of Torotel, Inc. held of record by the undersigned on July 22, 2014, at the Annual Meeting of Shareholders to be held on September 15, 2014, and any adjournments thereof.

In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting. In addition, in the event a nominee named herein is unable to serve, or for good cause will not serve, the Proxy is authorized to vote for the election of any other person as a director.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEE LISTED IN PROPOSAL 1, "FOR" PROPOSAL 2, AND "FOR" PROPOSAL 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

TOROTEL

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Proposals — Torotel's Board of Directors recommends a vote FOR the listed nominee, FOR Proposals 2 and 3.

1. Election of Director Nominee: **For** **Withhold**

01 - Barry B. Hendrix ☐ ☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian or any similar representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. When stock is held by joint tenants, both must sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 2 0 2 9 8 5 2

01VN9B

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders. The annual report and proxy statement are available at: www.edocumentview.com/TTLO

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

TOROTEL

Proxy — TOROTEL, INC.

620 N. Lindenwood Drive
Olathe, KS 66062

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints H. James Serrone, as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of Torotel, Inc. held of record by the undersigned on July 22, 2014, at the Annual Meeting of Shareholders to be held on September 15, 2014, and any adjournments thereof.

In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting. In addition, in the event a nominee named herein is unable to serve, or for good cause will not serve, the Proxy is authorized to vote for the election of any other person as a director.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEE LISTED IN PROPOSAL 1, "FOR" PROPOSAL 2, AND "FOR" PROPOSAL 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.